(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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PAR Technology Corporation
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Karen E. Sammon President and Chief Executive Officer	PAR Technology Corporation 8383 Seneca Turnpike New Hartford, NY 13413

April 8, 2016

Dear Shareholders:

You are invited to attend PAR Technology Corporation’s 2016 Annual Meeting of Shareholders (the “meeting”) to be held on Wednesday, May 18, 2016, at 10:00 AM, local time.  The meeting will be held at Turning Stone Resort, Tower Meeting Rooms (Saranac Room), 5218 Patrick Road, Verona, New York 13478.  During the meeting, we will present a report on PAR’s operations, followed by discussion of and voting on the matters set forth in the accompanying Notice of 2016 Annual Meeting of Shareholders and Proxy Statement and discussion of other business matters properly brought before the meeting.  There will also be time for questions.

This Proxy Statement provides information about PAR that is of interest to all shareholders and presents information regarding the business to be conducted at the meeting.

I sincerely hope you will attend our Annual Meeting of Shareholders on May 18, 2016.  Under New York Stock Exchange Rules, your broker is not permitted to vote on your behalf in an uncontested election of directors or corporate governance matters supported by management unless you provide specific instructions.  As a result, taking an active role in the voting of your shares has become more important than ever before.  Whether or not you plan to attend, you can ensure your shares are represented at the meeting by promptly voting and submitting your proxy over the internet, by telephone, or, if you have requested a hard copy of the proxy materials, by completing, signing, dating and returning your proxy form in the prepaid envelope provided with the form.

Sincerely,

President and Chief Executive Officer

Important Notice to Shareholders of Record
Internet Availability of Proxy Materials
for the Shareholder Meeting to be held at 10:00 AM local time on May 18, 2016:

The Proxy Statement, Proxy Card and the 2015 Annual Report on Form 10-K are available at:
www.partech.com/investors/proxy

You can access Internet voting at:
www.investorvote.com/PAR

You can access toll free Telephone voting at:
1-800-652-VOTE (8683)

IMPORTANT NOTICE REGARDING ESCHEATMENT LAWS:  The Company has been advised that many states are strictly enforcing escheatment laws and requiring shares held in “inactive” accounts to escheat to the state in which the shareholder was last known to reside.  One way shareholders can ensure their account is active is to vote their shares.

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You are encouraged to elect and receive future proxy materials via email.  You can make this election by visiting the Investor Center at www.computershare.com/investor.  If you are accessing this document on line, please consider the environment before you print.  If you are reviewing a hard copy of this document, when you are finished, please be considerate of the environment and recycle.

i

2016 Proxy Summary

This summary is intended to provide a quick source for information contained elsewhere in this Proxy Statement.  This summary does not contain all the information a shareholder should consider and you are encouraged to read the entire Proxy Statement carefully before voting your shares.

Annual Meeting Information:

• Date and Time:	Wednesday, May 18, 2016 at 10:00 AM, local time
• Place:	Turning Stone Resort Tower Meeting Rooms (Saranac Room) 5218 Patrick Road Verona, New York 13478
• Record Date:	March 24, 2016

Meeting Agenda:

•	Call to Order
•	Report of Operations
•	Questions
•	Election of Directors
•	Non-binding advisory vote regarding the compensation of the Company’s Named Executive Officers
•	Transact such other business as may properly come before the meeting

Matters to be voted upon:

Matter	Board’s Recommended Vote	Page Reference for more detail
• Election of Directors	FOR the Director Nominees	3
• Non-binding advisory vote regarding the compensation of the Company’s Named Executive Officers	FOR	27

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MAY 18, 2016

Dear PAR Technology Shareholder:

The 2016 Annual Meeting of Shareholders of PAR Technology Corporation, a Delaware corporation (the “Company”), will be held at Turning Stone Resort, Tower Meeting Rooms (Saranac Room), 5218 Patrick Road, Verona, New York 13478 on Wednesday, May 18, 2016, at 10:00 AM, local time, for the following purposes:

1.	To elect seven (7) Directors of the Company for a term of office to expire at the 2016 Annual Meeting of Shareholders;

2.	To obtain a non-binding advisory vote regarding the compensation of the Company’s Named Executive Officers; and

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting.

The Board of Directors has set March 24, 2016 as the record date for the Annual Meeting.  This means that owners of the Company's common stock at the close of business on March 24, 2016 are entitled to receive this notice and to vote at the Annual Meeting or any adjournments or postponements thereof.  A list of shareholders as of the close of business on March 24, 2016 will be made available for inspection by any shareholder, for any purpose relating to the Annual Meeting, during normal business hours at our principal executive offices, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413, beginning 10 days prior to the meeting.  This list will also be available to shareholders at the meeting.

Every shareholder’s vote is important.  Whether or not you plan to attend in person, we request you vote as soon as possible.  Most shareholders have the option of voting their shares by telephone or via the internet.  If such methods are available to you, voting instructions are printed on your proxy card or otherwise included with your proxy materials.  If you have requested a hard copy of the proxy materials, you may also vote by the traditional means of completing and returning the proxy card in the accompanying postage prepaid envelope.  If you vote via telephone or Internet, there is no need to return your proxy card.

The proxy solicited hereby may be revoked at any time prior to its exercise by: (i) executing and returning to the address set forth above a proxy bearing a later date; (ii) voting on a later date via telephone or Internet; (iii) giving written notice of revocation to the Secretary of the Company at the address set forth above; or (iv) voting at the meeting.

By Order of the Board of Directors,

Viola A. Murdock
Corporate Secretary
April 8, 2016

This page intentionally left blank.

PAR Technology Corporation
8383 Seneca Turnpike, New Hartford, NY  13413-4991

April 8, 2016

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PAR Technology Corporation (the “Board”), a Delaware corporation (the “Company”), for use at the Annual Meeting of Shareholders to be held at 10:00 AM, local time, on Wednesday, May 18, 2016, at Turning Stone Resort, Tower Meeting Rooms (Saranac Room), 5218 Patrick Road, Verona, New York 13478 and at any postponement or adjournment thereof.  The approximate date on which this Proxy Statement, the form of proxy and Annual Report for the fiscal year ending December 31, 2015 are first being sent, given or made available to shareholders is April 8, 2016.

Purpose of Meeting

At the meeting, shareholders will be asked to consider and vote on the following matters:

1.	To elect seven (7) Directors of the Company for a term of office to expire at the 2017 Annual Meeting of Shareholders;

2.	To obtain a non-binding advisory vote regarding the compensation of the Company’s Named Executive Officers; and

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting.

Each of the proposals is described in more detail in this Proxy Statement.

Record Date

Only shareholders of record at the close of business on March 24, 2016 will be entitled to notice of and to vote at the meeting or any postponements or adjournments of the meeting.  As of that date, there were 15,606,211 shares of the Company's common stock, par value $0.02 per share (the “Common Stock”), outstanding and entitled to vote.  Treasury shares are not voted.  Each share of Common Stock entitles the shareholder to one vote on all matters to come before the meeting including the election of the Directors.  The holders of shares representing a majority, or 7,803,106 shares, represented in person or by proxy, shall constitute a quorum to conduct business.

Voting Rights

Broker discretionary voting (voting without specific instruction from the shareholder) has been eliminated in connection with uncontested election of directors and corporate governance matters supported by management.  As a result, broker discretionary voting will not be allowed with respect to any of the above proposals.  Every shareholder is encouraged to participate in voting.

Methods of Voting

Shareholders may vote in person or by proxy.  Shareholders of record may vote by mail, via telephone, via the internet or at the Meeting.  If you are a beneficial shareholder, please refer to your proxy card or the information forwarded to you by your bank, broker or other holder of record to identify which voting options are available to you.  If you take advantage of telephone or Internet voting, you do not need to return your proxy card.  Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day, and will close at 3:00 AM Eastern Time on May 18, 2016.

A shareholder’s right to attend the meeting and vote in person will not in any way be affected by the method by which the shareholder has voted.  The last vote of the shareholder is controlling.  If shares are held in the name of a bank, broker or other holder of record, the shareholder must obtain a proxy, executed in their favor, from the holder of record to be able to vote at the meeting.  All shares that have been properly voted and not revoked will be voted at the meeting.  When proxies are returned properly executed, the shares represented by the proxies will be voted in accordance with the directions of the shareholder.  In those instances where proxy cards are signed and returned, but fail to specify the shareholder’s voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.  The proxy solicited hereby may be revoked at any time prior to its exercise by: (i) executing and returning to the address set forth above a proxy bearing a later date; (ii) voting on a later date via telephone or Internet; (iii) giving written notice of revocation to the Secretary of the Company at the address set forth above; or (iv) voting at the meeting.

Effects of Voting

With respect to the election of the Directors, shareholders may: (i) vote “FOR” the nominees named in this Proxy Statement; or (ii) “WITHHOLD AUTHORITY” to vote for any or all such nominees.  The election of the Directors requires a plurality of the votes cast.  Accordingly, withholding authority to vote for any Director nominee will not prevent the nominee from being elected.

With respect to the non-binding advisory vote regarding the compensation of the Company’s Named Executive Officers, shareholders may: (i) vote “FOR”; (ii) vote “AGAINST”; or (iii) “ABSTAIN” from voting.  For this proposal, the vote is advisory and not binding on the Company, its Board of Directors or the Compensation Committee in any way.  Therefore, there is no vote required for approval.  However, the Board of Directors and the Compensation Committee will take into account the outcome of the vote when making future decisions regarding the Company’s executive compensation programs.

With respect to any other matter that properly comes before the meeting, the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the proposal will be required for approval.

Electronic Access to Proxy Materials and Annual Report

This Proxy Statement, Form of Proxy and the Company’s Annual Report to its shareholders for the year ended December 31, 2015, including audited consolidated financial statements are available on the Company’s web site at https://www.partech.com/about-us/investors/annual-reports/.

Proxy Solicitation and Costs

In addition to the use of the internet and mail service, directors, officers, employees and certain stockholders of the Company may solicit proxies on behalf of the Company personally, by telephone or by facsimile or electronic transmission.  No additional compensation will be paid to such individuals.  The Company will bear the cost of the solicitation of proxies, including the preparation, assembly, printing and mailing of the Notice of Internet Availability, this Proxy Statement and any additional information furnished to shareholders.  The Company will also bear the cost of the charges and expenses of brokerage firms and others forwarding the solicitation material to beneficial owners of shares of the Company’s Common Stock.  The internet and telephone voting procedures are designed to verify a shareholder’s identity, allows the shareholder to give voting instructions and confirm that such instructions have been recorded properly.

Proposal 1:  Election of Directors

Pursuant to the Company’s Certificate of Incorporation, as amended in 2014, all directors (other than those who may be elected by the holders of any series of preferred stock, voting as a separate class) are elected for a one-year term expiring at the next annual meeting of shareholders.  Each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal.  Therefore, at this meeting, directors will be elected for a one-year term expiring at the Annual Meeting held in 2017.  The seven nominees of the Board of Directors are all currently members of the Board and have been nominated for election by the Board upon recommendation of the Nominating and Corporate Governance Committee and each has consented to stand for re-election.

The Board has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.  In the event that any of the nominees shall become unable or unwilling to accept nomination or election as a director, it is intended that such shares will be voted, by the persons named in the Form of Proxy, for the election of a substitute nominee selected by the Board, unless the Board should determine to reduce the number of directors pursuant to the By-Laws of the Company.

The names of the nominees, their ages as of April 8, 2016, the year each first became a director are set forth in the following table.

Nominees for Director	Age	Director Since
Ronald J. Casciano	62	2013
Paul D. Eurek	56	2014
Dr. Donald H. Foley	71	2016
Cynthia A. Russo	46	2015
Dr. John W. Sammon	77	1968
Karen E. Sammon	51	2016
Todd E. Tyler	53	2014

The Board of Directors unanimously recommends a vote FOR the proposal to elect all of the above named nominees for a one year term to the Company’s Board.  Unless a contrary direction is indicated, shares represented by valid proxies and not so marked as to withhold authority to vote for the nominees will be voted FOR the election of the nominees.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

DIRECTOR NOMINEES

Below are summaries of the background, business experience and description of the principal occupation of each of the nominees.

Ronald J. Casciano. Mr. Casciano was appointed Director in March 2013 coincident with his appointment to the position of Chief Executive Officer and President of PAR Technology Corporation in which he served until his retirement effective January 1, 2016.  Mr. Casciano also served as Treasurer of the Company from 1995 until January 1, 2016.  Mr. Casciano also serves as a director on the boards of the Company’s subsidiary companies within the Government business segment.  Joining the Company in 1983, Mr. Casciano, a Certified Public Accountant, held several leadership positions with the Company including Chief Accounting Officer (2009-2012), Vice President, Chief Financial Officer (1995 to 2012), and Senior Vice President, Chief Financial Officer (2012 until March 2013).  In addition to his experience as CEO and President of the Company, Mr. Casciano brings to the Board his broad based functional management experience, including accounting, finance, investor relations, information technology, human resources, and facilities.  Mr. Casciano formerly served as a member of the Board of Directors and Chair of the Audit Committee of Veramark Technologies, Inc., a position he held from 2011 until the sale of that company in 2013.

Paul D. Eurek.  Mr. Eurek is the President of Xpanxion LLC (UST Global Group), serving in that capacity since 1998 when he founded the company.  Privately held Xpanxion is a professional services and software development company focused on cloud centric technology headquartered in Atlanta, Georgia.  Mr. Eurek is also the co-founder and founding Chief Executive Officer of Hi Tech Partners Group a start-up incubator and investment company, also founded in 1998.  Since 2013, Mr. Eurek has served as a member of the board of directors and is presently Chairman of the Board of Invest Nebraska Corporation, a 501(c)(3) corporation which operates as an investment and funding vehicle for the State of Nebraska and other organizations.  Mr. Eurek previously served as the President and Chief Executive Officer of Compris Technologies, Inc. which he founded in 1992 and by 1997 grew to a global provider of retail enterprise systems when it was acquired by NCR Corporation.  Mr. Eurek contributes his deep understanding of global hospitality technology, cloud based systems and implementation experience, executive and organizational management proficiencies and knowledge of strategic planning.  Mr. Eurek serves as the Chair of the Compensation Committee, serves on the Audit and Nominating/Corporate Governance Committees and has been a Director since July 22, 2014.

Dr. Donald H. Foley. Dr. Foley is the founder and sole proprietor of Martingale Consulting, an executive level and strategic, managerial and business development services firm.  Prior to establishing Martingale Consulting, Dr. Foley served as the Group President of the Research and Intelligence Group of Science Applications International Corporation (“SAIC” now known as Leidos, Inc.) from 1991 to 2005 and Executive Vice President, from 2005 to 2011.  Dr. Foley also served as a member of the Board of Directors of SAIC from 2002 to 2007.  Leidos, one of the nation’s largest government contractors, provides scientific, engineering, systems integration and technical services to the United States Department of Defense and governmental intelligence agencies as well as selected commercial markets.  Dr. Foley has been a member of the Board since January 1, 2016 and is a member of the Audit, Compensation and Nominating/Corporate Governance Committees.  Dr. Foley brings to the Board a broad range of technology based government contracting and organizational management experience, risk management and strategic planning.

Cynthia A. Russo.  Ms. Russo is the Executive Vice President and Chief Financial Officer of Cvent, Inc., a position she has held since September 28, 2015.  Cvent is a cloud-based enterprise event management platform provider offering solutions to event planners for online event registration, venue selection, event management, mobile applications, email marketing and web surveys.  From April 2010 until December 2014, Ms. Russo served as Executive Vice President and Chief Financial Officer of MICROS Systems, Inc., a provider of integrated software, hardware and services solutions to the hospitality and retail industries.  Ms. Russo joined MICROS in 1996 and, prior to her promotion in April 2010, served in various other financial roles.  On September 8, 2014, MICROS became an indirect, wholly-owned subsidiary of Oracle Corporation.  Ms. Russo, a member of the Board since her election on May 28, 2015, serves as the Lead Director of the Board, Presiding Director of the independent directors, Chair of the Audit Committee and also serves as a member of the Compensation and Nominating/Corporate Governance Committees.  A Certified Public Accountant and Certified Internal Auditor, Ms. Russo qualifies as a financial expert within the meaning of the rules of the Securities and Exchange Commission.  Ms. Russo brings financial acumen, risk management and organizational management proficiencies.

Dr. John W. Sammon.  Dr. Sammon is the founder of the Company and served as the Company’s Chief Executive Officer, President and Chairman of the Board until he retired from his management role in the Company and stepped down as Chairman of the Board in April, 2011.  Dr. Sammon also serves as a director on the boards of the Company’s subsidiary companies within the Government business segment.  The extensive experience gained as leader of the Company since its inception, as well as from the various senior executive capacities he has held with the Company’s subsidiaries, gives Dr. Sammon an in depth understanding of the Company’s business and its customers.  Dr. Sammon also brings to the Board his extensive leadership experience, strategic planning and broad organizational development expertise.  In April, 2011, Dr. Sammon was named Chairman Emeritus of the Board.  Dr. Sammon has been a Director of the Company since 1968.  Dr. Sammon is the father of Karen E. Sammon, a Director and an Executive Officer of the Company serving as President and Chief Executive Officer of the Company, and John W. Sammon, III, who serves as Vice President and General Manager of the SureCheck® business within the Company’s restaurant and retail business unit, ParTech, Inc.

Karen E. Sammon.  Ms. Sammon is the President and Chief Executive Officer of the Company.  Prior to her promotion on January 1, 2016, Ms. Sammon served as the President of the Company’s restaurant and retail business unit, ParTech, Inc., a position held since April 2013.  Ms. Sammon also currently holds executive and director positions with subsidiaries of the Company.  Ms. Sammon is the former Senior Vice President of The CBORD Group, Inc. (“CBORD”) which she joined in 2010.  CBORD is a provider of cashless card solutions, food and nutrition service management software, and integrated security solutions for colleges and universities, healthcare facilities, supermarkets, and corporations.  While at CBORD, Ms. Sammon had responsibility for strategic planning and management of CBORD’s US and Asia/Pacific operations.  Prior to joining CBORD, Ms. Sammon held a variety of positions with ParTech, Inc. from 1993 to 2010, including Chief Product & Strategy Officer; President, PAR Software Solutions; Vice President, Business Development, Director of Marketing and Corporate Counsel.  Ms. Sammon has been a member of the Board since January 1, 2016 and brings to the Board the benefit of her extensive global hospitality technology experience, organizational development, strategic planning, change management, and diverse functional leadership experience.  Ms. Sammon is the daughter of Dr. John W. Sammon, Director, Chairman Emeritus and Founder of the Company.

Todd E. Tyler.  In December, 2015, Mr. Tyler became the CEO and member of the Board of Directors of Electronic Commerce, Inc., a cloud based software company which provides human capital management solutions.  Mr. Tyler also sits on the boards of numerous cloud based private software companies and serves in an advisory capacity to certain private equity firms.  From April 2001 to October 2013, Mr. Tyler was the President, CEO and member of the Board of Directors of Lanyon, Inc. which provides cloud-based software for the meeting and events industry and transient hotel programs.  Lanyon was acquired by Vista Equity Partners in December 2012.  Prior to joining Lanyon, Mr. Tyler served as the Chief Financial Officer, General Counsel and member of the Board of Directors of a wholly owned subsidiary of CenterPoint Energy (formerly known as Reliant Energy, Inc.) from April 2000 to March 2001.  Mr. Tyler is an attorney and a member in good standing of the State Bar of Texas and is also a financial expert within the meaning of the rules of the Securities and Exchange Commission.  Mr. Tyler brings to the Board his financial reporting and risk management proficiencies, global hospitality technology experience, as well as a solid background in strategic planning and executive and organizational development.  Mr. Tyler serves as the Chair of the Nominating/Corporate Governance Committee and as a member of the Audit and Compensation Committees.  Mr. Tyler has been a Director since July 28, 2014.

EXECUTIVE OFFICERS

The following tables list all persons who served as executive officers of the Company during all or part of 2015, and all persons serving as executive officers in 2016, their respective ages as of April 8, 2016, positions held by such persons and occupations for the last five years.  All of the current executive officers of the Company are serving open ended terms.  There is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

Name	Age	Positions held
Matthew R. Cicchinelli (1)	53	• President, PAR Government Systems Corporation and Rome Research Corporation • Vice President, ISR Innovations, PAR Government Systems Corporation
Viola A. Murdock (2)	60	• Vice President, General Counsel & Secretary, PAR Technology Corporation
Karen E. Sammon (3)	51	• President and Chief Executive Officer, PAR Technology Corporation • President, ParTech, Inc.
Matthew J. Trinkaus (4)	33	• Corporate Controller, Chief Accounting Officer and Acting Treasurer, PAR Technology Corporation

(1)
Mr. Cicchinelli was named President, PAR Government Systems Corporation and Rome Research Corporation effective December 15, 2015.  Mr. Cicchinelli, joined PAR in 2011 as Executive Director for Operations, and in 2013 was promoted to Vice President, Intelligence, Surveillance and Reconnaissance (“ISR”) Innovations.  Prior to joining PAR, Mr. Cicchinelli served in various senior roles with the United States Marine Corps and the Department of Defense with a focus on command and control, ISR technologies, and strategic plans and policies.  Mr. Cicchinelli retired from the Marine Corps in 2011 with the rank of Colonel.

(2)
Ms. Murdock was named Vice President, General Counsel & Secretary of the Company effective September 17, 2014.  Prior to her promotion Ms. Murdock served as Senior Corporate Counsel since 1996 and Acting Secretary since 2013.  Ms. Murdock has advised the Company of her intent to retire from the Company in 2016.

(3)	Ms. Sammon was named President and Chief Executive Officer of the Company effective January 1, 2016. Ms. Sammon served as President, ParTech, Inc. from April 2013 until the time of her promotion.

(4)
Mr. Trinkaus was named Chief Accounting Officer effective March 31, 2015 and Acting Treasurer effective January 1, 2016.  A Certified Public Accountant, Mr. Trinkaus holds this position concurrent with the position of Corporate Controller which he has held since January 1, 2015.  Mr. Trinkaus joined the Company in January of 2013, as Assistant Corporate Controller.  Before joining the Company, Mr. Trinkaus served as Vice President, Assistant Corporate Controller with NBT Bancorp, beginning in November 2011.  From April 2010 to November 2011, Mr. Trinkaus worked as a Senior Audit Associate with KPMG LLP.

The following lists those Executive Officers who served in that capacity during all or any part of 2015 but have separated from the Company prior to April 8, 2016.

Name	Age	Positions
Michael S. Bartusek (1)	47	Vice President, Chief Financial Officer
Ronald J. Casciano (2)	62	Chief Executive Officer, President and Treasurer, PAR Technology Corporation
Lawrence W. Hall (3)	56	President, PAR Springer-Miller Systems, Inc.
Robert P. Jerabeck(4)	60	Vice President and Chief Operations Officer
Stephen P. Lynch (5)	59	President, PAR Government Systems Corporation and Rome Research Corporation
Steven M. Malone (6)	35	Vice President, Corporate Controller and Chief Accounting Officer, PAR Technology Corporation

(1)
Mr. Bartusek was terminated from the Company for cause effective March 14, 2016 in connection with unauthorized investments made in contravention of the Company’s policies and procedures involving Company funds.  Mr. Bartusek served as Vice President and Chief Financial Officer of the Company from July 20, 2015 until his termination.  Prior to joining the Company, Mr. Bartusek served as the Chief Financial Officer and Corporate Treasurer at Sutherland Global Services, Inc. (“SGS”) a $900M business process outsourcer, from 2007 to October 2014.  Prior to SGS, Mr. Bartusek was Director of Finance for the North American operations at XEROX Global Services, Inc. from 2004 to 2007.

(2)
Mr. Casciano retired from the position of Chief Executive Officer and President of the Company effective January 1, 2016 but continues in the capacity of Director for the Company and subsidiary companies within the Government Business segment.  A more detailed biography for Mr. Casciano can be found above in connection with Director Nominees.

(3)
Mr. Hall separated from the Company in November 2015 in connection with the Company’s divestiture of the hotel and spa technology business unit.  Mr. Hall had served as President, PAR Springer-Miller Systems, Inc., a wholly owned subsidiary of the Company and part of the Company’s Hospitality business segment since August 2008.

(4)
Mr. Jerabeck separated from the Company on April 15, 2015 when the Company eliminated the position of Chief Operating Officer.  Mr. Jerabeck had served as Executive Vice President and Chief Operating Officer of the Company since April 2013.  Prior to joining the Company, Mr. Jerabeck, held various positions with a unit of Honeywell International Inc., Honeywell Scanning and Mobility, a global supplier of data collection and management solutions for in-premises, mobile and wireless applications.  From March 2012 until joining the Company, Mr. Jerabeck served as Director, Quality Assurance, and, from May 2011 through September 2012, he led the integration of the EMS Global Tracking and LXE businesses acquired by Honeywell Scanning and Mobility.

(5)
Mr. Lynch separated from the Company on September 1, 2015.  Mr. Lynch had served as President of two of the Company’s wholly owned subsidiaries in the Company’s Government business segment, PAR Government Systems Corporation and Rome Research Corporation since January 2008.

(6)
Mr. Malone separated from the Company on March 31, 2015 to pursue another opportunity.  Mr. Malone, a Certified Public Accountant, was named Vice President and Chief Accounting Officer of the Company in May 2012.Mr. Malone held these positions concurrently with the position of Controller, ParTech, Inc. a position he held since August 2014 and Corporate Controller, a position he held from June 2010 through December 31, 2014. Mr. Malone joined the Company in May 2009 as the Director of Financial Analysis and Planning.

CORPORATE GOVERNANCE

As provided by the By-Laws of the Company, as amended, and the laws of the State of Delaware, the Company’s state of incorporation, the business of the Company is under the general direction of the Board.  The Board is comprised of six non-management directors and one management director.

Director Independence.  The Board of Directors has affirmatively determined that four of the non-management directors (Directors Eurek, Foley, Russo and Tyler) are “independent” under the listing standards of the New York Stock Exchange (“NYSE”), the Company’s Standards of Independence, and pursuant to the Company’s Corporate Governance Guidelines.  Prior to his departure from the Board in May 2015, former Director John S. Barsanti was affirmatively determined by the Board to also meet these independence standards.  In order to assist the Board in making this determination, the Board has adopted standards of independence as part of the Company’s Corporate Governance Guidelines, which are available on the Company’s website at https://www.partech.com/wp-content/uploads/2015/12/PAR_Corp_Gov_Guidelines-as-Amended-12-10-14.pdf.  The standards in the Corporate Governance Guidelines identify, among other things, material business, charitable and other relationships that could interfere with a director’s ability to exercise independent judgment.  During 2015, there were no transactions, relationships or arrangements between the Company and Directors Eurek, Russo or Tyler or any of their respective immediate family members or entities with which they are affiliated.  Dr. Foley, through his consulting firm, Martingale Consulting, served as a consultant to the Company from April 25, 2012 through December 8, 2015.  In no twelve month period during the last three years did Dr. Foley receive compensation from the Company that totaled or exceeded $120,000.  During 2015, Dr. Foley received compensation in connection with this consulting relationship totaling $80,000.  This consulting relationship with Martingale Consulting ceased in December 2015 and, during 2015, there were no other transactions, relationships or arrangements between the Company and Director Foley or any of his immediate family members or entities with which his is affiliated.  During 2015, there were no transactions, relationships or arrangements between the Company and former Director Barsanti or any of his immediate family members or entities with which his is affiliated.  There are no family relationships between Directors Eurek, Foley, Russo or Tyler and any of the Company’s executive officers (“Executive Officers”).  The Executive Officers serve at the discretion of the Board.

Board Meetings and Attendance.  In 2015, the Board held 20 meetings and the standing Committees of the Board held a total of 13 meetings.  Each director attended at least 75% of the aggregate of all meetings of the Board and the committees on which they served.  It is the Company’s policy to encourage directors to attend the Annual Meeting of Shareholders but such attendance is not required.  Last year, one member of the Board attended the Annual Meeting of Shareholders.

Board Leadership Structure.  Since 2013, the Company’s By-Laws provide for the separation of the position of Chairman of the Board from the office of Chief Executive Officer.  In 2015, former Director Barsanti served as Chairman of the Board and Presiding Director of the independents until the expiration of his term on May 28, 2015.  Following the 2015 Annual Meeting of Shareholders, the Board did not elect a Chairman of the Board but placed the leadership of the Board with Director Russo who was elected Lead Director and who performs the function of the Chairman of the Board.  The Board has determined that the separation of the roles of Lead Director and Chief Executive Officer is appropriate for the Company as it enables the Chief Executive Officer to focus more closely on the day to day operations of the Company while the Lead Director provides leadership to the Board.  As a result, the Board believes a non-executive Lead Director enables the leader of the Company’s Board to better represent shareholder interests and provide independent evaluation of and oversight over management.  The Board also believes that such separation is consistent with best practices of corporate governance of a publicly traded company.  The independent directors have also designated Director Russo as the independent lead or Presiding Director with broad authority and responsibility.  During 2015, Presiding Director Barsanti scheduled and presided at one executive session of the non-management directors and one executive session of the independent Directors without any management directors or employees present.  Presiding Director Russo scheduled and presided over one executive session of the independent Directors without any management directors or employees present.  The respective Presiding Directors communicated with the Chief Executive Officer to provide feedback and recommendations of the independent directors.

Board Oversight of Risk Management.  The Board is responsible for oversight of risk management.  As part of its meetings in 2015, the Board dedicated time to review and discuss with management specific risk topics in detail.  In addition, the Board held four meetings in 2015 for a comprehensive review with management of each of the Company’s business segments to discuss existing and potential strategic and operational risks.  Follow up with the Board was conducted as appropriate.  The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes, including internal controls over financial reporting.  The Company’s Internal Audit function reports directly to the Audit Committee and the Committee meets regularly with the Company’s management and independent public accounting firm regarding these matters and the effectiveness of such controls and processes.  The Audit Committee regularly reports on such matters to the full Board.

Committees.  The Board has three standing committees:  Audit; Compensation; and Nominating/Corporate Governance.  Pursuant to the Company’s By-Laws, the Board may designate members of the Board to constitute such other committees as the Board may determine to be appropriate.  The members of each of the three standing committees and the number of meetings held by each committee in 2015 are set forth in the following table.

Name	Audit	Compensation	Nominating & Corporate Governance
Meetings Held in 2015	4	6	3
Members
Paul D. Eurek	X	Chair	X
Dr. Donald H. Foley (1)	X	X	X
Cynthia A. Russo (2)	Chair	X	X
Todd E. Tyler	X	X	Chair

(1)	The effective dates of Director Foley’s committee assignments coincide with the date of his appointment to the Board effective January 1, 2016.
(2)	The effective dates of Director Russo’s committee assignments coincide with the date of her election to the Board on May 28, 2015. Prior to May 28, 2015, the committee assignments currently held by Director Russo were held by former Director John S. Barsanti.

Audit Committee.  In accordance with its charter, the Audit Committee assists the Board in oversight of the Company’s accounting and financial reporting processes, systems of internal control, the audit process of the Company’s financial statements, and the Company’s processes for monitoring compliance with applicable laws and regulations as well as the Company’s code of ethics and conduct.  The New York Stock Exchange (“NYSE”) and the Committee’s charter require the Audit Committee to consist of a minimum of three members, each of whom has been determined by the Board to meet the independence standards adopted by the Board.  The standards adopted by the Board incorporate the independence requirements of the NYSE Corporate Governance Standards and the independence requirements set forth by the SEC.  The Board has determined each of the members of the Audit Committee (including any member who has stepped down during 2015) and the current members of the Audit Committee to be “independent” as this term is defined by the NYSE in its listing standards, meet SEC standards for independence of audit committee members and no member of the Audit Committee has a material relationship with the Company that would render that member not to be “independent”.  The NYSE and the Committee’s charter require all members of the Committee to be financially literate at the time of their appointment to the Committee, or within a reasonable time thereafter.  The Board has determined that all members of the Audit Committee are financially literate and the Chair of the Committee, Director Russo, and Director Tyler are each an “audit committee financial expert”, as defined by the SEC.  The number of meetings of the Audit Committee indicated in the table above includes meetings held separately with management, the Company’s Internal Audit function, the independent public accounting firm, as well as separate executive sessions with only independent directors present.  The Report of the Audit Committee begins on page 11 of this Proxy Statement.

Compensation Committee.  The Committee’s charter requires the Compensation Committee to be comprised of a minimum of three independent directors.  The present Committee is comprised of four members.  The Board has determined that each of the members of the Committee has met the independence standards adopted by the Board which incorporate the independence requirements of NYSE listing standards even though these rules are not applicable to smaller reporting companies.  Meeting as needed, the Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, evaluates performance in light of those goals and objectives and determines and approves the compensation level (including any long-term compensation components) and benefits based on this evaluation.  In addition, the recommendations of the Chief Executive Officer regarding the compensation, benefits, stock grants, stock options and incentive plans for all Executive Officers of the Company are subject to the review and approval of the Compensation Committee.  The Compensation Committee also reviews and makes recommendations to the Board regarding the level and form of compensation for non-employee directors in connection with service on the Board and its committees.

In 2015 the Committee did not engage any independent compensation consultant, choosing to utilize purchased survey data more fully described in the compensation discussion under the heading Executive Compensation commencing on page 17 of this document.

Nominating/Corporate Governance Committee.  Pursuant to the NYSE listing standards all members of the Nominating/Corporate Governance Committee are independent.  Pursuant to its charter a minimum of three independent directors must constitute the Nominating/Corporate Governance Committee.  The present Committee is comprised of four members.  The Board has determined that each of the members of the Nominating/Corporate Governance Committee has met the independence standards adopted by the Board which incorporate the independence requirements of NYSE listing standards.  The Nominating and Corporate Governance Committee assists the Board in meeting its responsibilities to:

•	identify and recommend qualified nominees for election to the Board
•	develop and recommend to the Board a set of corporate governance principles, as set forth in the Company’s Corporate Governance Guidelines;
•	maintain the corporate code of ethics and conduct as set forth in the Company’s Code of Business Conduct and Ethics; and
•	monitor the compliance with, and periodically review and make recommendations to the Board regarding the Company’s governance.

Committee Charters.  The Board of Directors has approved the charters under which the Audit, Compensation, and Nominating/Corporate Governance Committees operate.  These charters are reviewed regularly by the respective committees, which may recommend appropriate changes for approval by the Board.  Copies of the charters for the Audit, Compensation, and Nominating/Corporate Governance Committees are posted on the Company’s website and a printed copy of these documents may be obtained without charge by written request.  Requests can be made via the internet or by mail.  The respective website and address for making such requests for printed copies of these and other available documents may be found under the heading “Available Information” on page 29 of this Proxy Statement.

Presiding Director and Executive Sessions.  The independent directors have chosen Director Russo to preside at regularly scheduled executive sessions of the independent directors during 2015 and during 2016 until the Annual Meeting.  Prior to expiration of his term on May 28, 2015, this role was filled by former Director John S. Barsanti.  Among their duties and responsibilities in this capacity, the respective Presiding Directors chaired and had the authority to call and schedule Executive Sessions of the non-management directors and the independent directors.  The Presiding Director communicated with the Chief Executive Officer and the Board to provide feedback and recommendations of the independent directors.  The independent directors met in executive session with only independent directors being present a total of two times during 2015.

Communication with the Board.  The Board avails itself to communications from the Company’s shareholders.  Interested parties may send written communication to the Board as a group, the independent directors as a group, the Presiding Director, or to any individual director by sending the communication c/o Corporate Secretary, PAR Technology Corporation, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, NY 13413.  Upon receipt, the communication will be relayed to Director Russo if it is addressed to the Board as a whole, to the Presiding Director, or to the independent directors as a group.  If the communication is addressed to an individual director, the communication will be relayed to the individual director.  All communications regarding financial accounting, internal controls, audits and related matters will be referred to the Audit Committee.  Interested parties may communicate anonymously if they so desire.

Director Nomination Process.  The Nominating/Corporate Governance Committee reviews possible candidates for the Board and recommends nominees to the Board for approval.  The Committee considers potential candidates from many sources including shareholders, current Directors, company officers, employees, and others.  On occasion, the services of a third party executive search firm are used to assist in identifying and evaluating possible nominees.  Shareholder recommendations for possible candidates for the Board should be sent to:  Nominating and Corporate Governance Committee, c/o Corporate Secretary, PAR Technology Corporation, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, NY 13413.  Regardless of the source of the recommendation, the Nominating and Corporate Governance Committee screens all potential candidates in the same manner.  In identifying and considering candidates, the Committee considers the requirements set out in the charter of the Nominating/Corporate Governance Committee.  The criteria include specific characteristics, abilities and experience considered relevant to the Company’s businesses, including but not limited to the following:

•	the highest character and integrity with a record of substantial achievement;
•	demonstrated ability to exercise sound judgment generally based on broad experience;
•	active and former business leaders with accomplishments demonstrating special expertise;
•	skills compatible with the Company’s business objectives; and
•	diversity reflecting a variety of personal and professional experiences and background.

In addition, the Committee also considers the requirements set forth in the Company’s Corporate Governance Guidelines, as well as the needs of the Company and the range of talent and experience represented on the Board.  When considering a candidate, the Committee will determine whether requesting additional information or an interview is appropriate.  The minimum qualifications and specific qualities and skills required for a candidate are set forth in the Company’s Corporate Governance Guidelines and the committee charter of the Nominating/Corporate Governance Committee.  Both of these documents are posted on the Company’s website.  Printed copies are also available, without charge, upon written request to the Company.  The website and address to send such requests may be found under the heading “Available Information” on page 29 of this Proxy Statement.

Code of Business Conduct and Ethics.  To ensure the Company’s business is conducted in a consistently legal and ethical manner, all of the Company’s directors, officers and employees, including the Company’s principal executive officer, the principal accounting officer, controller and all other Executive Officers are required to abide by the Company’s Code of Business Conduct and Ethics (the “Code”).  The Code is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with or submits to the SEC and other public communications;
•	compliance with applicable governmental laws, rules and regulations;
•	the prompt internal reporting of violations of the Code to the appropriate person(s) identified in the Code; and
•	accountability in connection with adherence to the Code.

The full text of the Code is available on the Company’s website at:  https://www.partech.com/wp-content/uploads/2015/12/PAR-Code-of-Conduct-Final_082213.pdf.  The Company intends to disclose future amendments to, or waivers from, provisions of the Code that apply to the Executive Officers and directors and relate to the above elements by posting such information on its website within four business days following the date of such amendment or waiver.  A printed copy of the Code may be obtained without charge by making a written request to the Company.  Information regarding where such requests should be directed can be found on page 29 of this Proxy Statement under the heading “Available Information”.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report is subject to the disclaimer regarding “filed” information and incorporation by reference contained on page 28 of this Proxy Statement.

Acting on behalf of and reporting to the Board, the Audit Committee provides oversight of the financial management, independent auditors and financial reporting process of the Company.  Consistent with the requirements of the U.S. Securities and Exchange Commission (“SEC”), the New York Stock Exchange (“NYSE”) and the Committee’s charter, the Audit Committee was comprised of three independent directors during 2015 and, effective January 1, 2016 was comprised of four independent directors.  The independence of the members of the Committee was determined by the Board based upon its independence standards which incorporate the NYSE governance rules and the SEC’s independence requirements for members of audit committees.  In addition, the Board determined the following members of the Committee, were “audit committee financial experts” as defined by rules set forth by the SEC:  Cynthia Russo, Todd Tyler and, until his term expired on May 28, 2015, former director John Barsanti.  During 2015, the Audit Committee met four times.  The Audit Committee operates under its written charter which was approved and adopted by the Board.  The Audit Committee’s charter is reviewed annually for changes as appropriate and is available on the Company’s website:  https://www.partech.com/wp-content/uploads/2015/12/AuditCommitteeCharter_Oct2005-1.pdf and, upon request, in hardcopy (see “Available Information” on page 29 of this Proxy Statement).

The Audit Committee is responsible for appointing the independent registered public accounting firm for the Company.  During 2015, BDO USA, LLP (“BDO”) served as the Company’s independent registered public accounting firm and has been approved to continue in that capacity by the Audit Committee in 2016.  During the course of the year, BDO provided to the Audit Committee the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent communications with the Audit Committee concerning independence.  The Audit Committee discussed with BDO the matters in those written disclosures, as well as BDO’s independence from the Company and its management.  In addition, the Audit Committee has reviewed, met and discussed with BDO such other matters as are required to be discussed with the Committee by Auditing Standards No. 16, Communications with Audit Committees.  The Company’s internal audit function (“Internal Audit”) was provided through an outside firm, Wood CPA* Plus, PC, during 2015.  For 2016, this function was re-established to be internal to the Company and reporting directly to the Audit Committee.

Internal Audit and BDO have unrestricted access to the Audit Committee.  Throughout the year, BDO and Internal Audit met and discussed the overall scope and plans for their respective audits, the results of their examinations, and their assessment of the overall quality of the Company’s financial reporting with the Committee.  In addition, the Audit Committee met and discussed with Internal Audit their evaluation of the Company’s internal controls.  These meetings were held both with and without Company management present.

The Company’s management is responsible for establishing and maintaining adequate internal financial controls, preparing the Company’s consolidated financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and the financial reporting process.  The responsibility for auditing the Company’s consolidated financial statements and providing an opinion as to whether the Company’s consolidated financial statements fairly present, in all material respects, the consolidated financial position, results of operations and cash flows of the Company in conformity with U.S. GAAP rests with the Company’s independent registered public accounting firm.

In the context of the above, the Audit Committee has reviewed, met and discussed with management and BDO: (a) the audited consolidated financial statements in the Annual Report for the year ended December 31, 2015 (including a discussion of the clarity of disclosures in the consolidated financial statements, the acceptability and the quality of the accounting principles in such statements and, the reasonableness of significant judgments made in connection with the preparation of such statements); and (b) management’s assessment of the effectiveness of the Company’s internal controls over financial reporting in compliance with Section 404 of the Sarbanes Oxley Act of 2002.  The Audit Committee also held private sessions regarding these matters with the Company’s Chief Accounting Officer and BDO.  In such discussions, management advised the Audit Committee that it had identified material weaknesses in the Company’s internal controls which resulted in the release of certain unauthorized transfers of Company funds described below.  These transfers had been executed without receiving the proper approvals and were not permitted in accordance with the Company’s lending agreement.  The material weaknesses relating to this issue have been disclosed in the Company’s annual report on Form 10-K.

In the first quarter of 2016, management apprised the Audit Committee certain wire transfers had been effected during the period between September 25, 2015 and November 6, 2015 involving the unauthorized transfer of Company funds, without documentation, in contravention of the Company’s policies and procedures.  The unauthorized investments occurred during the period between September 25, 2015 and November 6, 2015.  Under direction of the Audit Committee an investigation was commenced and completed.  The investigation was led by outside counsel, who engaged an independent forensic consultant to assist in the matter.  As directed by the Audit Committee, the Company has reported this matter to federal law enforcement agencies, including the U.S. Securities and Exchange Commission.  Upon recommendation of the Audit Committee, the employment of Michael S. Bartusek, the Company’s Vice President and Chief Financial Officer was terminated effective March 14, 2016 for cause in connection with these unauthorized investments made in contravention of the Company’s policies and procedures.  Mr. Bartusek had been hired by the Company into those positions effective July 20, 2015.  These funds collectively total $776,000.  Upon evaluation of the circumstances under which such unauthorized investments were made, the Company determined that internal control weaknesses existed that permitted these wire transfers to be initiated, processed, and completed without obtaining necessary approvals.

Management represented to the Audit Committee that the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2015 were prepared in accordance with U.S. GAAP and confirmed to the Audit Committee that such preparation was without the participation of Mr. Bartusek.  On March 30, 2016, in reliance on the reviews and discussions with both management and BDO referred to above, the Audit Committee recommended to the Board and the Board approved, the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

The Audit Committee considered and pre-approved any non-audit services provided by BDO during 2015 and the fees and costs billed and expected to be billed for those services.  The prior members of the Audit Committee considered and pre-approved any non-audit services provided by BDO during 2014 and the fees and costs billed and expected to be billed for those services.  The Audit Committee also considered whether the non-audit services provided by BDO were compatible with maintaining auditor independence.  In reliance on the reviews and discussions with the Company’s management and BDO, the Committee is satisfied that non-audit services provided to the Company by BDO are compatible with and did not impair the independence of BDO.  A breakdown of the fees and costs billed to the Company by BDO during 2015 and 2014 is provided below in this Proxy Statement under the heading, “Principal Accounting Fees and Services”.

This report is provided by the following independent directors, who comprise the Audit Committee.

Cynthia A. Russo (Chair)	Paul D. Eurek	Dr. Donald H. Foley	Todd E. Tyler

Principal Accounting Fees and Services

The following table presents fees billed to the Company for professional services rendered by BDO USA, LLP during the years ended December 31, 2015 and December 31, 2014.

	BDO USA, LLP
Type of Fees	2015	2014
Audit Fees	$581,000	$419,000
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	29,000
Total:	$581,000	$448,000

In accordance with the SEC’s rules and definitions, the categories of fees in the above table are defined as follows:

Audit Fees are fees for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

Audit-Related Fees are fees related to the performance of the audit or review of the financial statements and not reported within the audit fees above.

Tax Fees are fees for professional services for federal, state and international tax compliance, tax advice and tax planning.

All Other Fees are for any services not included in the first three categories and principally include services for risk management and corporate governance.

Consistent with SEC policies regarding auditor independence, the Audit Committee has established a policy to pre-approve all auditing services and permitted non-audit services, including the fees and terms thereof, performed by the independent registered public accounting firm.  As such, all auditing services and permitted non-audit services, including the fees and terms thereof, performed by the independent registered public accounting firm were pre-approved.  The Audit Committee has concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of the Company’s independent registered public accounting firm.

The Audit Committee has selected BDO USA, LLP to serve as the Company’s independent principal accountant for the current year.  One or more representatives of BDO are expected to be in attendance at the meeting, where they will have the opportunity to make a statement if they so desire, and be available to answer appropriate questions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company's Common Stock as of February 29, 2016, by each Director, each of the Named Executive Officers, all Directors and Executive Officers as a group and certain other principal beneficial holders.  Under SEC regulation, “beneficial ownership” is defined as sole or shared voting or dispositive power over the Company’s Common Stock.

Name of Beneficial Owner or Group (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class(3)
Dr. John W. Sammon	4,622,081 (4)	29.55%
Karen E. Sammon	665,669 (5)	4.26%
Ronald J. Casciano	221,866 (6)	1.42%
Dr. Donald H. Foley	26,079	*
Paul D. Eurek	15,713 (7)	*
Todd E. Tyler	15,713 (7)	*
Cynthia A. Russo	8,538 (7)	*
Matthew R. Cicchinelli	6,892 (8)	*
All Directors and Executive Officers as a Group (10 persons) (9)	5,605,457	35.83%
Other Principal Beneficial Owners
Deanna D. Sammon	2,092,596 (10) **	13.38%
J.W. Sammon Corp. 408 Lomond Place, Utica, NY 13502 and Sammon Family Limited Partnership 408 Lomond Place, Utica, NY 13502	2,062,096 (11)**	13.18%
Eliot Rose Asset Management, LLC and Gary S. Siperstein 1000 Chapel View Blvd., Suite 240 Cranston, RI 02920	1,606,915 (12)	10.27%
Edward W. Wedbush P.O. Box 30014 Los Angeles, CA 90030-0014	868,114 (13)	5.55%

*	Represents less than 1%
**	These shares are reported in the manner required by Item 403 of Regulation S-K. For clarity, it is noted that 2,062,096 of these shares are included in the total beneficial ownership holdings of Dr. John W. Sammon as set forth in the table.

(1)	Except as otherwise noted, the address for each beneficial owner listed above is c/o PAR Technology Corporation, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, NY 13413-4991.

(2)	Except as otherwise noted, each individual has sole voting and investment power with respect to all shares.

(3)	“Percent of Class” is calculated utilizing 15,644,089 shares of Common Stock, which is the number of the Company’s shares of Common Stock outstanding as of February 29, 2016, and the number of options held by the named beneficial owners, if any, that become exercisable within 60 days thereafter.

(4)	Includes 100 shares held jointly with Dr. Sammon’s wife, Deanna D. Sammon, and 2,062,096 shares held by the Sammon Family Limited Partnership, for which Dr. Sammon possesses shared voting and dispositive power. The figure does not include 30,400 shares beneficially owned by Mrs. Sammon in which beneficial ownership is disclaimed by Dr. Sammon.

(5)	Includes 54,000 shares Ms. Sammon has or will have the right to purchase as of April 29, 2016 pursuant to stock options issued under the Company’s equity incentive plans, 2,334 unvested performance based restricted stock awards and 700 unvested time based restricted stock awards.

(6)	Includes 95,000 shares Mr. Casciano has or will have the right to purchase as of April 29, 2016 pursuant to stock options issued under the Company’s equity incentive plans, 1,200 unvested time based restricted stock awards, 48,600 shares held jointly with his spouse, Anna Casciano and 43,000 shares pledged as security.

(7)	Includes 8,538 unvested time based restricted stock award.

(8)	Includes 1,333 shares which Mr. Cicchinelli has or will have the right to acquire as of April 29, 2016 pursuant to the Company's stock option plans 1,067 unvested performance based restricted stock awards, and 334 unvested time based restricted stock awards.

(9)	This table includes security ownership for those persons serving in the capacity of Director and/or Executive Officer on April 8, 2016, the date this Proxy Statement is first expected to be made available to shareholders.

(10)	Information related to this shareholder was obtained from Schedule 13G filed with the SEC on April 6, 2016, by John W. Sammon, Deanna D. Sammon, J.W. Sammon Corp. and Sammon Family Limited Partnership (“the Partnership”). Amount includes 30,400 shares for which Mrs. Sammon holds sole voting and dispositive power, 2,062,096 shares held by the Partnership for which Mrs. Sammon possesses shared voting and dispositive power and 100 shares held jointly with her husband, Dr. John W. Sammon. Excludes 2,559,885 owned by Mrs. Sammon’s spouse, Dr. John W. Sammon, as to which she disclaims beneficial ownership. It is noted that 2,062,196 of these shares are included in the beneficial ownership holdings indicated in the table for Dr. John W. Sammon.

(11)	Information related to this shareholder was obtained from Schedule 13G filed with the SEC on April 6, 2016, by John W. Sammon, Deanna D. Sammon, J.W. Sammon Corp (“JWSC”), and Sammon Family Limited Partnership (the “Partnership”). A total of 2,062,096 shares are held by the Partnership. JWSC is general partner of the Partnership. Dr. Sammon and his spouse, Deanna D. Sammon are the sole owners of JWSC. The Partnership and JWSC, as general partner of the Partnership, each possess sole voting and dispositive power over the shares. Dr. and Mrs. Sammon are the sole owners of JWSC and, as such, hold shared voting and dispositive power over the shares. As a result, the Partnership, JWSC, John W. Sammon and Deanna D. Sammon are each deemed to be beneficial owners of the 2,062,096 shares held by the Partnership. It is noted that these shares are included in the beneficial ownership holdings indicated in the table for Dr. John W. Sammon.

(12)	Information related to this shareholder was obtained from Schedule 13G filed with the SEC on March 4, 2016 by Eliot Rose Asset Management, LLC and Gary S. Siperstein. Eliot Rose Asset Management, LLC (“ERAM”) and Gary S. Siperstein each report sole voting and dispositive power of 1,606,915 shares and no shared voting or shared dispositive power. The reporting parties indicate that ERAM is deemed to be the beneficial owner of 1,606,915 shares pursuant to separate arrangements whereby it acts as investment adviser to certain persons. Each person for whom ERAM acts as investment adviser has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock purchased or held pursuant to such arrangements. Gary S. Siperstein is deemed to be the beneficial owner of 1,606,915 shares pursuant to his ownership interest in ERAM.

(13)	Information related to this shareholder was obtained from Schedule 13G/A filed with the SEC on February 17, 2015 by Edward W. Wedbush, Wedbush, Inc., and Wedbush Securities, Inc. Edward W. Wedbush reports he possesses sole voting and dispositive power of 286,416 shares, shared voting power of 756,372 shares and shared dispositive power of 868,114 shares. Mr. Wedbush reports he is Chairman of the Board and possesses approximately 50% ownership of the issued and outstanding shares of Wedbush, Inc. Wedbush, Inc. reports sole voting and dispositive power of 365,471 shares and shared voting and dispositive power of 469,956 shares. Wedbush Inc. is the sole shareholder of Wedbush Securities, Inc. Mr. Wedbush is President of Wedbush Securities, Inc. which reports sole voting and dispositive power of 47,703 shares, shared voting power of 469,956 shares and shared dispositive power of 581,698. The reporting parties indicate in their filing that the inter-relationship of the parties should not be construed as an admission of beneficial ownership by Mr. Wedbush of the securities held or controlled by Wedbush, Inc. or Wedbush Securities Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE.  Such persons are required by SEC regulations to furnish the Company with copies of all such filings.  Based solely on its review of the copies of such reports received by the Company and written representations from reporting persons, the Company believes that during 2015 all reports for the Company’s executive officers and Directors that were required to be filed under Section 16(a) were filed on a timely basis except for the following:  a Form 3 in connection the initial holdings of
Mr. Cicchinelli was filed late due solely to administrative error in connection with the engagement of a new filing service by the Company.

DIRECTOR COMPENSATION

Directors who are employees of the Company are not separately compensated for serving on the Board.  All directors are reimbursed for reasonable expenses incurred in attending meetings.  For 2015, compensation for non-management directors consisted of a fixed annual cash retainer paid to Directors (with no additional attendance fee for attendance at Board and committee meetings), and for independent directors, an award of restricted stock with full vesting occurring on May 22, 2015, provided, as of the vesting date, the independent director’s position had not been vacated by reason of resignation or removal for cause.  Under terms of the grants, transfer of such stock is prohibited while the recipient serves as a director except to the extent necessary to provide reimbursement for taxes incurred as a result of the vesting of such grants.  The grants also stipulate that the Board may, in its discretion, waive any forfeiture triggered by the vacating of the independent Director and allow the grants to vest as scheduled.

The following table shows compensation information for the Company’s non-management Directors for fiscal 2015.

Director Compensation for Fiscal 2015

Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compen- sation ($)		Total ($)
Paul D. Eurek (2)	$40,000	$39,830	--		$79,830
Cynthia A. Russo (3)	$22,500	$39,830	--		$62,330
Dr. John W. Sammon (4)	$65,000	--	--		$65,000
Todd E. Tyler (5)	$40,000	$39,830	$10,000	(6)	$89,830
Former Director
John S. Barsanti (7)	$18,420	--	--		$18,420

(1)	The dollar amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions made in these valuations are discussed in footnote 8 of the Company’s 2015 Consolidated Financial Statement included in the Company’s Annual Report on 10-K filed with the SEC on March 30, 2016. There can be no assurance that the grant date fair value amounts will be realized. Directors Eurek, Russo and Tyler each received a grant for 8,538 restricted shares of the Company’s Common Stock on June 23, 2015, in exchange for payment of $.02 per share. The grant date fair value of the aforementioned grants to each of the independent Directors was $4.685 per share.

(2)	At December 31, 2015, Mr. Eurek had an aggregate of 15,173 restricted stock awards and no option awards outstanding.

(3)	Joined the Board on May 28, 2015. At December 31, 2015, Ms. Russo had an aggregate of 8,538 restricted stock awards and no option awards outstanding.

(4)	At December 31, 2015, Dr. Sammon had no restricted stock awards and no option awards outstanding.

(5)	At December 31, 2015, Mr. Tyler had an aggregate of 15,173 restricted stock awards and no option awards outstanding.

(6)	Awarded by the Board in conjunction with the additional effort provided during the divestiture of hotel and spa technology business unit.

(7)	Term expired on May 28, 2015. The dollar amount includes the following prorated amounts: annual retainer of $40,000 and $5,000 for serving as Presiding Director and Chair of the Audit Committee. At December 31, 2015, Mr. Barsanti had an aggregate of 7,175 restricted stock awards and no option awards outstanding.

EXECUTIVE COMPENSATION

The Company qualifies as a “smaller reporting company” as defined by Item 10(f) of Regulation S-K.  As such, the “Named Executive Officers” for the Company are limited to the Company’s principal executive officer and the two most highly compensated other executive officers who were serving as executive officers at the end of the Company’s last completed fiscal year.  The following narrative describes the Company’s compensation objectives, policies and elements of compensation for its executive officers, including its Named Executive Officers for 2015:  Ronald J. Casciano, Chief Executive Officer and President; Karen E. Sammon, President, ParTech, Inc.; and Matthew R. Cicchinelli., President of PAR Government Systems Corporation and Rome Research Corporation, wholly owned subsidiaries of the Company (“PAR Government”).  Specific discussion regarding the method used to determine compensation for these Named Executive Officers for the 2015 fiscal year is also provided which includes the material factors necessary for an understanding of the information provided in the Summary Compensation Table which follows.

Philosophy

The Company’s compensation philosophy regarding executive compensation is to structure programs that motivate executive officers to grow the Company’s revenues and profits, creating long-term value for shareholders.  To achieve this, compensation programs have been designed and implemented to (i) reward executive officers for operating performance and leadership, (ii) align their interests with shareholders, and
(iii) encourage executive officers to remain with the Company.

Objectives

The Company’s compensation program has three primary objectives:

•	Values-Based: our compensation program will reward performance and behaviors that reinforce the values of leadership, integrity, accountability, teamwork, innovation, and quality;
•	Performance-Based: the compensation program will motivate participants to achieve the Company’s overall performance goals as approved by the Board of Directors. It will also incorporate the performance objectives of each of our employees, including executive officers;
•	Aligned with Shareholders: our programs will ensure alignment with management and shareholder interests.

Compensation Policy

Consistent with our philosophy, the Compensation Committee designs compensation programs for the Company’s executive officers in accordance with the following overriding policies:

•	Compensation must be tied to the Company's general performance and achievement of financial and strategic goals;

•	Compensation opportunities should be competitive with those provided by other companies of comparable size engaged in similar businesses; and

•	Compensation should provide incentives that align the long-term financial interests of the Company's executive officers with those of its shareholders.

In the view of the Compensation Committee, compensation paid to the executive officers in 2015, including the Named Executive Officers, was consistent with the above policies.  The primary responsibility of the Company’s Chief Executive Officer and its other executive officers is the enhancement of shareholder value through balancing the requirements of long-term growth with the achievement of short term performance.  The contribution an executive officer has made to achieve the Company’s short term strategic performance objectives as well as that executive officer’s anticipated contribution toward long term objectives provide the basis upon which the executive officer’s individual compensation awards are established.

Setting Compensation
In determining and assessing the appropriateness of the compensation for all executive officers, the Compensation Committee did not engage an independent compensation consultant but, instead, procured benchmark data from a third party survey.  This third party compensation survey was utilized by the Compensation Committee to evaluate the compensation levels of chief executive officers at companies of similar size and geographic location within the high technology sector.

Elements of Executive Compensation
To meet its compensation policy objectives, the Company compensates executive officers through a combination of Base Salary, incentive compensation (short-term), Equity Compensation, Deferred Compensation, and various benefits, including medical and 401(k) plans generally made available to all employees of the Company.

The determination of the Company’s executive officers’ compensation is solely within the purview of the Compensation Committee.  In deciding compensation programs for the Chief Executive Officer, the Compensation Committee considered the third party information, market trends and best practices.  The Compensation Committee also solicited and considered the self-assessment of each executive as to his or her performance against pre-established goals and objectives, as well as the executive’s involvement in the day to day operations of the relevant business unit.  For 2015, the Chief Executive Officer did not have any role in establishing his compensation other than his election to not receive a payout under the 2015 annual incentive compensation program discussed further below.

Base Salary.  In setting the annual base salary of the Chief Executive Officer and in reviewing and approving the annual base salaries of the other executive officers, the Compensation Committee considered the salaries of executives in similar positions, the level and scope of responsibility, experience and performance of the individual executive officers, the financial performance of the Company and other overall general economic factors.

The Compensation Committee utilized the benchmark data mentioned previously when reviewing annual base salaries.  An objective of the Compensation Committee was to approve the salary for each executive officer when compared with similar positions identified in the surveys, taking into account variables such as industry, company size, geographic location, and comparison of duties.  Consideration was also given to the individual performance of that executive officer, the performance of the organization over which the executive officer has responsibility, the performance of the Company and general economic conditions (with each factor being weighted as the Compensation Committee deemed appropriate).

Incentive Compensation.  The purpose of the Company’s annual incentive compensation program for its executive officers is to provide financial incentive for meeting and exceeding pre-established financial performance goals for the respective businesses under their control.  In general, the financial performance goals of the executive officers are approved by the Board.

The Compensation Committee made a change to the traditional program for 2015 for the Company’s corporate and Restaurant/Retail executives.  The Compensation Committee retained the 2014 program in 2015 for executives within the Government segment.  In 2015, incentive compensation payments to the Corporate executives were based 70% on the achievement of earnings before tax depreciation and amortization (EBITDA) goals by the Restaurant/Retail businesses within the Hospitality business segment and 30% on the achievement of Profit Before Tax goals by the Government business segment.  As such, the Named Executive Officers within Corporate could earn from 0% to 25% of base salary depending on the executive’s level and on actual financial performance compared to the goals established.  For Restaurant/Retail executives, the incentive metric was EBITDA and for PAR Government executives, the metric was Profit Before Tax.

For 2015, the incentive program for each of the Named Executive Officers was set as follows:

Annual Incentive Compensation Plan for Corporate – The incentive payment to Mr. Casciano was based 70% on the achievement of EBITDA goals by the Restaurant/Retail businesses within the Hospitality business segment and 30% on the achievement of Profit Before Tax goals by the Government business segment.  On target performance in 2015 would have resulted in an incentive payment to Mr. Casciano of $43,750, equal to 12.5% of his base salary.

Annual Incentive Compensation Plan for Restaurant/Retail executives. – The goal for Ms. Sammon’s plan was based on EBITDA performance.  A senior executive in this plan could earn between 5% up to a maximum of 20% of their base salary.  On target performance in 2015 would result in an incentive payment to Ms. Sammon of $24,750, equal to 9% of her base salary.

Annual Incentive Compensation Plan for PAR Government executives. – The incentive payment to
Mr. Cicchinelli was based on a goal of Profit Before Tax.  On target performance in 2015 would result in an incentive payment to Mr. Cicchinelli equal to 10% of base salary.  Mr. Cicchinelli could earn from 0% to 150% of the individual target established for the business depending on actual financial performance compared to the actual goals of the operating plan.

To the extent earned under this formula, cash payments were made following the completion of the Company’s yearly audit.  Based on the metrics described above, Mr. Casciano’s 2015 incentive compensation payment was calculated to be $53,594, representing 123% of target; and Ms. Sammon’s 2015 incentive compensation was calculated to be $27,500, representing 111% of target.  In light of the discovery of an unauthorized use of Company funds by the Company’s former CFO during 2015 and certain material weaknesses in the Company's internal controls (as disclosed in the Company's Annual Report on Form 10-K filed with the SEC on March 30, 2016), Mr. Casciano and Ms. Sammon declined receipt of their respective incentive compensation indicating their belief that, given their positions of chief executive in 2015 and 2016 respectively, such payment did not align with shareholder values.  Mr. Cicchinelli, as an executive officer for the Company’s Government business segment, was measured on the performance of that segment and received incentive compensation of $22,090, representing 137.5% of target, for 2015 performance.  In his previous position as VP, ISR Solutions, Mr. Cicchinelli also received commission payment in 2015 in the amount of $26,000 in connection with Government contracts.  He also received a special incentive of $15,000 for additional efforts during the transition of the previous President, PAR Government.

Equity Compensation.  Stock options granted under the 2005 Equity Incentive Plan or 2015 Equity Incentive Plan may be either Incentive Stock Options as defined by the Internal Revenue Code (“ISO’s”) or options which are not ISO’s (“Non-Qualified Stock Options”).  Options generally become exercisable no less than one year after their grant and expire 10 years after the date of the grant.  Option grants are discretionary and the amount of the grant reflects of the value of the recipient’s position, as well as the current performance and continuing contribution of that individual to the Company.

The Compensation Committee has recommended and the Board has approved Long Term Incentive (“LTI”) program equity awards to be made to Ms. Sammon in connection with her promotion to President and Chief Executive Officer, and to Mr. Cicchinelli in connection with his promotion to President, PAR Government.  These grants are anticipated to be made once the Company emerges from its current fiscal quarter-end trading quiet period.  The planned grant to Ms. Sammon will consist of 50,000 non-qualified stock options and 30,000 restricted performance shares.  Mr. Cicchinelli will be granted 20,000 restricted performance shares.  For these performance shares, the financial performance objectives shall be a series of annual Profit Before Tax targets, with 33% of performance shares vesting annually upon achievement of these targets for 2016, 2017 and 2018.

The terms and conditions of grants under the LTI program contain customary restrictions on transfer of shares, as well as non-solicitation and non-recruitment restrictions for one year following termination of employment.  The terms of grants also provide for the “claw back” (i.e. reversal of an award) of vested awards and any profits from exercise of options issued under the awards in the event vesting or profits are later determined by the Board to have resulted from materially inaccurate financial information. In the event of a change in control of company ownership or ownership of a business unit in which the executive is employed, and the executive is terminated without cause (“double-trigger”) the unvested shares granted under the LTI program would vest.

Benefits and Perquisites.  The Company provides partial payment for medical, dental and vision insurance, 401(k) plan with profit sharing and disability and life insurance benefits to its Named Executive Officers consistent with that offered generally to its employees.  In addition, Named Executive Officers are provided a limited number of perquisites, the primary purpose of which is to minimize distractions from the executives’ attention to important Company objectives.

PAR Technology Corporation Retirement Plan.  The Named Executive Officers are eligible to participate in the PAR Technology Corporation Retirement Plan (the “Retirement Plan”).  The Retirement Plan has a deferred profit-sharing component that covers substantially all the employees of the Company including the Named Executive Officers.  Contributions to the profit-sharing component of the Retirement Plan are made at the discretion of the Board.  There were no contributions to the Company’s profit-sharing program made during 2015.  The Retirement Plan also contains a 401(k) provision that allows employees to contribute a percentage of their salary, pre-tax, up to certain tax code limitations.  The Company matches the deferrals of all participants in the 401(k) portion of the Retirement Plan, including the Named Executive Officers. The match on such deferrals is 10% up to the 2015 and 2016 annual IRS limit of $18,000, excluding any deferrals in connection with the catch-up provision.

Deferred Compensation.  The Company sponsors a Non-Qualified Deferred Compensation Plan for a select group of highly compensated employees that includes the Named Executive Officers.  Participants may make voluntary deferrals of their salary and/or cash bonus to the plan in excess of tax code limitations that apply to the Company's Retirement Plan.  The Board also has the sole discretion to make Company contributions to the plan on behalf of employee participants, although it did not make any such employer contributions in 2015.

Compliance with Internal Revenue Code Section 162(m).  Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that compensation in excess of $1,000,000 paid to the Named Executive Officers of a publicly held company will not be deductible for federal income tax purposes unless such compensation is paid pursuant to one of the enumerated exceptions set forth in Section 162(m).  The Company’s primary objective in designing and administering its compensation policies is to support and encourage the achievement of the Company’s long-term strategic goals and to enhance stockholder value.  In general, stock options granted under the Company’s 2005 and 2015 Equity Incentive Plans are intended to qualify under and comply with the “performance based compensation” exemption provided under Section 162(m), thus excluding from the Section 162(m) compensation limitation any income recognized by executives at the time of exercise of such stock options.  Because salary and bonuses paid to Named Executive Officers have been below the $1,000,000 threshold, the Committee has elected, at this time, to retain discretion over bonus payments, rather than to ensure that payments of salary and bonus in excess of $1,000,000 are deductible.  The Committee intends to review periodically the potential impacts of Section 162(m) in structuring and administering the Company’s compensation programs.

Role of Executive Officers
The Company’s Chief Executive Officer (“CEO”) reports on his evaluations of executive officers, including the other Named Executive Officers.  The CEO makes compensation recommendations to the Compensation Committee for the other Named Executive Officers with respect to base salary and annual and long-term incentives.

Mr. Casciano oversaw the actual formulation of plans incorporating the suggestions of the Compensation Committee and provided information to the Compensation Committee on how employees were evaluated and the overall results of the evaluations.

Employment and Severance Agreements
On January 1, 2016, the Board appointed Karen E. Sammon to the position of President and Chief Executive Officer.  In connection with her promotion, Ms. Sammon entered into an employment agreement with the Company under which her employment is “at will” and provided for the following elements that will impact her 2016 compensation: (a) an annual base salary of $300,000; (b) participation in the Company’s incentive compensation plan at the rate of 75% of her annual base salary in connection with performance against financial metrics established by the Board; (c) subject to approval and terms established by the Board on the grant date, grants under the PAR Technology Corporation 2015 Equity Incentive Plan of (i) 50,000 non-qualified stock options vesting equally over three years on the anniversary of the date of grant and (ii) 30,000 shares of restricted stock with long term performance based vesting in equal installments over three years with achievement of financial metrics as established by the Board; and (d) continued participation in the Company’s retirement plan, as well as provision of insurance benefits and other customary benefits offered to the Company’s senior executives.  Any termination of Ms. Sammon’s employment without cause prior to January 1, 2018, would result in a severance payment of an amount equal to one year of her then current annual base salary in exchange for a duly executed standard release.

On December 12, 2015, Matthew R. Cicchinelli was appointed to the position of President, PAR Government Systems Corporation and Rome Research Corporation.  In connection with his promotion, Mr. Cicchinelli entered into an employment agreement with the Company under which his employment is “at will” and provided for the following elements that impacted his 2015 and 2016 compensation: (a) an annual base salary of $240,000; (b) participation in the Company’s 2016 Incentive Compensation Plan at a rate of 50% of his annual base salary for on plan performance against financial targets associated with the Company’s Annual Operating Plan and specific business objectives as established by the Board; (c) subject to approval and terms established by the Board on the grant date, a grant under the PAR Technology Corporation 2015 Equity Incentive Plan of 20,000 shares of restricted stock with long term performance based vesting in equal installments over three years with achievement of financial metrics as established by the Board; and (d) continued participation in the Company’s retirement plan, as well as provision of insurance benefits and other customary benefits offered to the Company’s senior executives.  Mr. Cicchinelli’s employment is not governed by any severance agreement.

On September 1, 2015, Mr. Steven P. Lynch was separated from his position as President, PAR Government Systems Corporation and Rome Research Corporation by mutual agreement with the Company.  Under this agreement, Mr. Lynch received (i) a pro rata portion of 2015 incentive compensation amounting to $130,625;

(ii) a payment of one year’s base salary of $285,000 in exchange for an executed and unrevoked Release Agreement.  Mr. Lynch also received three months of executive level outplacement with a value of $4,200.

Summary Compensation Table

The following table provides information concerning the compensation of the Company’s Chief Executive Officers and the two other most highly compensated executive officers (the “Named Executive Officers”) for fiscal 2015 and 2014.  For a complete understanding of the table, please read the narrative disclosures above, as well as the footnotes that follow the table.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Non-Qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Ronald J. Casciano (7) Chief Executive Officer,	2015	350,000	--	--	--	--	--	11,814	361,814
President and Treasurer, PAR Technology Corporation (retired)	2014	350,000	--	58,334	--	--	7,084	11,043	426,461

Karen E. Sammon (8) Former President, ParTech, Inc.	2015	275,000	--	--	--	--	--	1,290	276,290
(Current President & CEO, PAR Technology Corporation)	2014	275,000	--	75,091	--	--	--	1,242	351,333

Matthew R. Cicchinelli (9) President, PAR Government	2015	161,846	--	--	--	22,090	---	48,197(10)	217,133
Systems Corporation and Rome Research Corporation	2014	146,807	--	20,756	3,202	22,079	--	28,417(10)	236,261

Stephen P. Lynch (11) Former President, PAR	2015	227,452	--	--	76,224	130,625	--	316,715 (12)	751,016
Government Systems Corporation and Rome Research Corporation	2014	285,000		--	--	212,078	--	14,418(13)	560,277

Robert P. Jerabeck(14) Former Executive Vice	2015	95,769	--	--	--	--	--	1,081	96,850
President and Chief Operating Officer, PAR Technology Corporation	2014	300,000	--	43,751	--	--	--	3,222	346,973

(1)	Amounts reported in column (c) reflect base salaries earned by the Named Executive Officers for the listed fiscal year. Amounts shown are not reduced to reflect the Named Executive Officer’s elections, if any, to defer receipt of salary into the Company’s Deferred Compensation Plan.

(2)	During fiscal year 2015, there were no stock awards granted. During fiscal year 2014, the Company granted 9,100 stock awards to Ms. Sammon and granted 15,600, 4,300 and 11,700 stock awards to Messrs. Casciano, Cicchinelli and Jerabeck, respectively. Included in the total are 7,000 performance based awards and 2,100 time vested awards to Ms. Sammon and 12,000, 3,200 and 9,000 performance based awards and 3,600, 1,000 and 2,700 time vested awards to Messrs. Casciano, Cicchinelli and Jerabeck, respectively. Additionally, during 2014, Ms. Sammon was granted 18,815 phantom stock awards, of which 6,272 were time vested and 12,543 were performance based awards. The dollar amounts reflect the aggregate grant fair value based upon the probable outcome of such conditions identified in the performance based awards, calculated in accordance with FASB ASC Topic 718. Assumptions made in these valuations are discussed in Note 7 to the Company’s 2015 Consolidated Financial Statement included in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2015. The aggregate grant date fair value assuming the highest level of performance conditions will be achieved, are $122,000 for Ms. Sammon and $78,500, $22,000 and $58,900 for Messrs. Casciano, Cicchinelli and Jerabeck, respectively. All unvested grants to Mr. Jerabeck were forfeited at the time of his separation from the Company on April 15, 2015.

(3)	During fiscal year 2015, the Company granted 54,550 options to Mr. Lynch and did not grant any stock options to Ms. Sammon, or Messrs. Casciano, Cicchinelli or Jerabeck. There was no vesting of any of the granted options to Mr. Lynch prior to his separation from the Company on September 1, 2015 and all unvested options were forfeited. During fiscal year 2014, the Company granted, 2,000 stock options to Mr. Cicchinelli and did not grant any stock options to Messrs. Casciano, Jerabeck or Lynch. The dollar amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions made in these valuations are discussed in Note 8 to the Company’s 2015 and Note 7 to the Company’s 2014 Consolidated Financial Statement included in the Company’s Annual Reports on Form 10-K filed with the SEC on March 30, 2016 and March 31, 2015 respectively. There can be no assurance that the grant date fair value amounts will be realized.

(4)	Amounts reported in column (g) represent the amounts paid under the incentive compensation element of the Company’s Executive Compensation Plan during the years indicated in respect of service performed during those years. A description of the incentive compensation element is contained in the discussion of Executive Compensation under the section entitled “Incentive Compensation” on page 19. Amounts shown are not reduced to reflect the Named Executive Officer’s elections, if any, to defer receipt of salary into the Deferred Compensation Plan.

(5)	Amounts reported in column (h) consist of above-market or preferential earnings during years indicated on compensation that was deferred in or prior to such years under the PAR Technology Corporation Deferred Compensation Plan.

(6)	In addition to any perquisites identified for the individual Named Executive Officers, the amounts reported in column (i) consists of Company contributions to the Company’s qualified plan and matching contribution to the 401(k); personal vehicle use; and imputed income on Company payment of term life insurance premiums as determined under the Internal Revenue Code.

(7)	Mr. Casciano retired from his management positions with the Company effective January 1, 2016.

(8)	Ms. Sammon was promoted to the position of President and Chief Executive Officer of the Company effective January 1, 2016. Prior to her promotion, Ms. Sammon served as President, ParTech, Inc.

(9)	Mr. Cicchinelli was promoted to the position of President, PAR Government Systems Corporation and Rome Research Corporation effective December 12, 2015. Prior to his promotion, Mr. Cicchinelli served as Vice President, Intelligence, Surveillance and Reconnaissance Innovations.

(10)	Also includes commission payments of $26,000 and $32,000 in 2015 and 2014, respectively. Also includes a $15,000 bonus related to the transition of the previous President of PAR Government.

(11)	Mr. Lynch separated from the Company on September 1, 2015.

(12)	In addition to the perquisites described in footnote (6) above, includes a separation payment of $285,000 and $12,000 housing benefit.

(13)	In addition to the perquisites described in footnote (6) above, includes $9,000 housing benefit.

(14)	Mr. Jerabeck separated from the Company on April 15, 2015.

Outstanding Equity Awards at Fiscal Year-End

The following tables show all outstanding equity awards held by the Named Executive Officers at December 31, 2015.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(d)	(e)	(f)
Ronald J. Casciano	7,500(1) 10,000(2) 75,000(3)	2,500(1) 5,000(2) 75,000(3)	0 0 0	$4.78 $5.32 $5.32	04/23/22 12/11/23 12/11/23
Karen E. Sammon	4,000(4) 50,000(5)	2,000(4) 50,000(5)	0 0 0	$5.32 $5.32	12/11/23 12/11/23
Matthew R. Cicchinelli	666(6)	1,334(6)	0	$4.80	1/9/24

(1)	These options were granted on April 23, 2012. Of these options, 2,500 vested on April 23, 2013, 2,500 vested on April 23, 2014 and 2,500 vested on April 23, 2015. The 2,500 unvested options vest as follows: 2,500 shares on April 23, 2016.

(2)	These options were granted on December 11, 2013. Of these options, 5,000 vested on December 31, 2014 and 5,000 vested on December 31, 2015. The 5,000 unvested options vest as follows: 5,000 shares on December 31, 2016.

(3)	These options were granted on December 11, 2013. Of these options, 37,500 vested on December 31, 2014. The 112,500 unvested options vest as follows: 37,500 shares on December 31, 2015, 37,500 shares on December 31, 2016 and the remaining 37,500 shares on December 31, 2017.

(4)	These options were granted on December 11, 2013. Of these options, 2,000 vested on December 31, 2014 and 2,000 vested on December 31, 2015. The 2,000 unvested options vest as follows: 2,000 shares on December 31, 2016.

(5)	These options were granted on December 11, 2013. Of these options, 25,000 vested on December 31, 2014. The 50,000 unvested options vest as follows: 25,000 shares on December 31, 2015, 25,000 shares on December 31, 2016 and the remaining 25,000 shares on December 31, 2017.

(6)	These options were granted on January 9, 2014. The options will vest 33% annually over a three year period on the anniversary of the date of the grant. The 1,334 unvested options vest as follows: 666 shares on January 9, 2016 and the remaining 667 shares on January 9, 2017.

Stock Awards
Name	Grant Date	Number of Share or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)	Equity Incentive Awards: Market or Payout Value of Unearned Shares Units or Other Rights that Have Not Vested ($)
(a)		(g)	(h)	(i)	(j)
Ronald J. Casciano *	2/14/2014 2/14/2014	0 0	0 0	2,400(1) 4,000(2)	16,152(1) 26,920(2)
Karen E. Sammon	1/9/2014 1/9/2014	0 0	0 0	2,334(3) 1,400(4)	15,708(3) 9,422(4)
Matthew R. Cicchinelli	1/9/2014 1/9/2014	0 0	0 0	1,814(3) 667(4)	12,208(3) 4,489(4)
Robert P. Jerabeck *	--	--	--	--	--
Stephen P. Lynch *	--	--	--	--	--

*	Based on the separation from the Company on September 1, 2015 and April 15, 2015 for Messrs. Lynch and Jerabeck, respectively, there are no stock awards that remain unvested at December 31, 2015.

(1)	The Company granted 3,600 time vesting based restricted stock awards to Mr. Casciano. The time vesting based restricted stock awards vest in three separate tranches in equal share amounts on January 1, 2015, January 1, 2016 and January 1, 2017. The dollar amounts reflected above represent the market value based on the Company’s closing stock price at December 31, 2015. The aggregate grant date fair value as computed in accordance with FASB ASC Topic 718, assuming the highest level of performance conditions will be achieved is $18,054 for Mr. Casciano. Assumptions made in these valuations are discussed in Note 8 to the Company’s 2015 Consolidated Financial Statement included in the Company’s Annual Report on 10-K filed with the SEC on March 31, 2016.

(2)	The Company granted 12,000 performance based awards to Mr. Casciano. The performance based awards vest in three separate tranches in equal share amounts on March 15, 2015, March 15, 2016 and March 15, 2017. The first and second tranche was cancelled based on non-achievement of performance conditions. The dollar amounts reflected above represent the market value based on the Company’s closing stock price at December 31, 2015. The aggregate grant date fair value as computed in accordance with FASB ASC Topic 718, assuming the highest level of performance conditions will be achieved on the remaining shares, is $20,140 for Mr. Casciano. Assumptions made in these valuations are discussed in Note 8 to the Company’s 2014 Consolidated Financial Statement included in the Company’s Annual Report on 10-K filed with the SEC on March 31, 2016.

(3)	The Company granted 7,000 and 3,200 performance based awards to Ms. Sammon and Mr. Cicchinelli respectively. The performance based awards vest in three separate tranches in equal share amounts on March 15, 2015, March 15, 2016 and March 15, 2017. The first and second tranche was cancelled based on non-achievement of performance conditions. The dollar amounts reflected above represent the market value based on the Company’s closing stock price at December 31, 2015. The aggregate grant date fair value as computed in accordance with FASB ASC Topic 718, assuming the highest level of performance conditions will be achieved on the remaining shares, is $12,498 and $11,427 for Ms. Sammon and Mr. Cicchinelli, respectively. Assumptions made in these valuations are discussed in Note 8 to the Company’s 2015 Consolidated Financial Statement included in the Company’s Annual Report on 10-K filed with the SEC on March 31, 2016.

(4)	The Company granted 2,100 and 1,000 time vesting based restricted stock awards to Ms. Sammon and Mr. Cicchinelli, respectively. The time vesting based restricted stock awards vest in three separate tranches in equal share amounts on January 1, 2015, January 1, 2016 and January 1, 2017. The dollar amounts reflected above represent the market value based on the Company’s closing stock price at December 31, 2015. The aggregate grant date fair value as computed in accordance with FASB ASC Topic 718, assuming the grant conditions will be achieved is $7,469 and $3,557 for Ms. Sammon and Mr. Cicchinelli, respectively. Assumptions made in these valuations are discussed in Note 8 to the Company’s 2015 Consolidated Financial Statement included in the Company’s Annual Report on 10-K filed with the SEC on March 31, 2016.

Equity Compensation Plan Information

The following table shows the number, as of December 31, 2015, of equity securities authorized for issuance under the Company’s equity incentive plans, differentiated by those compensation plans that have been previously approved by shareholders and those compensation plans that have not been previously approved by shareholders.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-Average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	932,509	$5.14	1,000,000(*)
Equity compensation plans not approved by security holders	0	0	0
Total	932,509	$5.14	1,000,000

(*)	This total reflects those shares available for issuance under the Company’s 2015 Equity Incentive Plan. The ability to issue grants under the Company’s previous equity plan, the 2005 Equity Incentive Plan, expired by its terms on December 28, 2015, however, awards previously granted under this plan remain valid and may extend beyond that date.

Transactions with Related Persons

For the Company’s last fiscal year beginning January 1, 2015 and ending December 31, 2015, and for the Company’s 2014 fiscal year, beginning January 1, 2014 and ending December 31, 2014, there were no transactions, or currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest, except for the following:

•	Prior to her promotion to President and Chief Executive Officer for the Company effective January 1, 2016, Karen E. Sammon, a member of the immediate family of Dr. John W. Sammon, Director and Chairman Emeritus of the Company’s Board of Directors and a beneficial owner of more than five percent of the Company’s outstanding Common Stock, served as President of ParTech, Inc., a wholly owned subsidiary of the Company. ParTech, Inc. is the principal business unit in the Company’s Hospitality business segment. Ms. Sammon’s total compensation for 2015 was $276,290 and was principally comprised of her salary of $275,000, as well as provision of insurance benefits and other customary benefits offered to the Company’s senior executives. Ms. Sammon’s total compensation for 2014 was $351,333 and was principally comprised of her salary of $275,000, approximately $36,184 in equity or equity based awards with performance based vesting, and approximately $38,907 in time based equity or equity based awards, as well as provision of insurance benefits and other customary benefits offered to the Company’s senior executive. Ms. Sammon’s annual base salary for 2016 is currently set at $300,000.

•	John W. Sammon, III, a member of the immediate family of Dr. Sammon and Karen E. Sammon, became an employee of ParTech, Inc., a subsidiary of the Company, on October 13, 2014 serving as General Manager & Senior Vice President, Intelligent Checklist Software Division. Mr. Sammon’s total compensation for 2015 was $187,618 which was comprised of his salary, participation in the Company’s retirement plan, as well as provision of insurance benefits and other customary benefits offered to the Company’s senior executives. Mr. Sammon’s total compensation for 2014 was $32,232 which was comprised of his salary, participation in the Company’s retirement plan, as well as provision of insurance benefits offered to the Company’s senior executives. Mr. Sammon’s annual base salary for 2016 is currently set at $185,000.

•	Karen E. Sammon, the Company’s President and Chief Executive Officer, and her brother, John W. Sammon, III, an employee of ParTech, Inc. are principals in Sammon and Sammon, LLC, doing business as Paragon Racquet Club. Paragon Racquet Club leases a portion of the Company’s facilities at New Hartford, New York on a month to month basis at the base rate of $9,775 (or an aggregate annual amount of $117,300 for 2015 and 2014). In addition, Paragon Racquet Club provided memberships to the Company's local employees valued at $24,200 and $23,800 for 2015 and 2014, respectively. Both Ms. Sammon and Mr. Sammon are members of the immediate family of Dr. Sammon.

Policies and Procedures With Respect to Related Party Transactions

The Company’s written policy on related party transactions requires Controllers of all subsidiaries to review on a quarterly basis all transactions and potential transactions for related party involvement.  All identified transactions, if any, are reported to the Company’s principal accounting officer and the Company’s legal counsel.  Approval or ratification by the Nominating and Corporate Governance Committee is required for any transaction or series of transactions exceeding $120,000 in which the Company is a participant and any related person has a material interest.  Related persons would include the Company’s Directors and executive officers and their immediate family members as well as any person known to be the beneficial owner of more than 5% of the Company’s Common Stock.

Under the Company’s Corporate Governance Guidelines and Code of Business Conduct & Ethics, all Directors and executive officers and employees of the Company have a duty to report, which includes reports to the Company’s Compliance Officer and to the Nominating and Corporate Governance Committee or Audit Committee, potential conflicts of interests, including transactions with related persons.  All related party transactions, other than compensation arrangements, expense allowances and other similar items in the ordinary course of business are disclosed in the Company’s financial statements.  Compensation paid by the Company for service to an employee, even if the aggregate amount involved exceeds $120,000, are not reviewed by the Nominating and Corporate Governance or Audit Committees unless the Compliance Officer, principal accounting officer or legal counsel believe such compensation to be inconsistent with peers of the related party within the Company or the Company’s compensation practices in general.

Proposal 2:	Non-binding advisory vote regarding the compensation of the Company’s Named Executive Officers

As a smaller reporting company, the Company provides disclosures regarding compensation of Named Executive Officers pursuant to Item 402 (m) through (q) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”).  While the Company’s smaller reporting company status exempts it from Item 402(b) of Regulation S-K, which imposes compensation discussion and analysis of a company’s executive compensation practices, the Company has elected to provide information regarding its objectives and practices regarding executive compensation in order to give its shareholders transparency into its compensation philosophy and practices.  The compensation paid to the Company’s Named Executive Officers is disclosed in the narrative discussion and compensation tables on pages 17 through 26 of this Proxy Statement.  As discussed in the disclosures, the Company believes its compensation policies and decisions are focused on pay-for-performance principles and are strongly aligned with the long term interests of building shareholder value.

The Company’s shareholders, through their non-binding advisory vote at the 2013 Annual Meeting of Shareholders, indicated a desire for an annual non-binding advisory vote regarding the compensation of the Company’s Named Executive Officers.  The Board believes an annual vote will enhance shareholder communication by providing a clear, simple means for the Company to obtain information on investor sentiment about its executive compensation philosophy.  Therefore, in accordance with Section 14A of the Security Exchange Act of 1934, as amended, and the regulations promulgated there under, shareholders are being asked to provide a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy Statement, including the compensation tables and narrative discussion, be and hereby is APPROVED.

The shareholder vote on Proposal 2 is advisory in nature and, therefore, is not binding on the Company, the Board of Directors or the Compensation Committee.  While the opinions of the Company’s shareholders are valued, the result of the vote will not be deemed to create or imply any change to the fiduciary duties for the Company, the Board or the Compensation Committee.  To the extent there is any significant vote against the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement, the Company, the Board, and the Compensation Committee will consider shareholder concerns and an evaluation will be made as to whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote FOR the proposal to approve the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement, including the compensation tables and narrative discussion.  Unless a contrary direction is indicated, shares represented by valid proxies that are not marked with a vote in connection with Proposal 2, will be voted FOR the proposal.

OTHER MATTERS

Other than as described in the materials of this Proxy Statement, the Board knows of no matters that will be presented at the meeting for action by shareholders.  However, if any other matters properly come before the meeting, or any postponement or adjournment thereof, the persons acting by authorization of the proxies will vote thereon in accordance with their judgment.

NO INCORPORATION BY REFERENCE

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.”  This means that we are referring shareholders to information that has previously been filed with the SEC and the information should be considered as part of the particular filing.  As provided under SEC regulations, the “Report of the Audit Committee” and the executive compensation discussion contained in this Proxy Statement specifically are not incorporated by reference into any other filings with the SEC.  In addition, this Proxy Statement includes several website addresses.  These website addresses are intended to provide inactive, textual references only.  The information on these websites is not part of this Proxy Statement.  If you have received this document in paper form, the Company’s Annual Report to its shareholders for the year ended December 31, 2015, including audited consolidated financial statements, accompanies this Proxy Statement.  Except to the extent expressly provided herein, the Company’s Annual Report is not incorporated in this Proxy Statement by reference.

AVAILABLE INFORMATION

The Company’s Annual Report on Form 10-K can be located with the Proxy Materials on the Company’s website https://www.partech.com/about-us/investors/annual-reports/.  In addition, the Annual Report on Form 10-K can be accessed under the SEC Filings link on our website https://www.partech.com/about-us/investors/sec-filings/ together with the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended.  These reports are available for access as soon as is reasonably practicable after the Company electronically files such reports with, or furnishes those reports to, the SEC.  The Company's Corporate Governance Guidelines, Board of Directors committee charters (including the charters of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee) and code of ethics entitled “Code of Business Conduct and Ethics” also are available at this same location on our website.  Shareholders can receive free printed copies of any or all of these documents by directing a written or oral request to: PAR Technology Corporation, Attention: Investor Relations, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, NY 13413-4991, 315-738-0600; https://www.partech.com/about-us/investors/.

SHAREHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

Shareholders may submit proposals on matters appropriate for shareholder action at the Company’s Annual Meetings consistent with the regulations adopted by the SEC and the By-Laws of the Company.  To be considered for inclusion in next year’s Proxy Statement and form of proxy relating to the 2017 Annual Meeting, any shareholder proposals must be received at the Company’s general offices no later than the close of business on December 9, 2016.  If a matter of business is received by February 22, 2017, the Company may include it in the Proxy Statement and form of proxy and, if it does, it may use its discretionary authority to vote on the matter.  For matters that are not received by February 22, 2017, the Company may use its discretionary voting authority when the matter is raised at the Annual Meeting of Shareholders, without inclusion of the matter in its Proxy Statement.  Proposals should be addressed to the attention of:  Corporate Secretary, PAR Technology Corporation,
PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991.  The Company recommends all such submissions be sent by Certified Mail - Return Receipt Requested.

By Order of the Board of Directors,

Viola A. Murdock
Corporate Secretary
April 8, 2016

Turning Stone Resort
Tower Meeting Rooms
5218 Patrick Road
Verona, New York 13478
800-771-7711
http://www.turningstone.com/about-us/

http://www.turningstone.com/resort-map/

From Syracuse Hancock International Airport:
•	Take I-90 (NYS Thruway) East to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.
•	Turn left onto Route 365 and take the next left into the Resort.

From Albany, NY and points East:
•	Take I-90 (NYS Thruway) West to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.
•	Turn left onto Route 365 and take the next left into the Resort.

From Binghamton, NY and points South:
•	Take I-81 North to Exit 16A; Take I-481 North to Exit 6; Take I-90 (NYS Thruway) East to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.
•	Turn left onto Route 365 and take the next left into the Resort.

From Watertown, NY and points North:
•	Take Route I-81 South; Take I-481 South; Take I-90 (NYS Thruway) East to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.
•	Turn left onto Route 365 and take the next left into the Resort.

From New York City:
•	Take I-87 North (NYS Thruway) to I-90 West (NYS Thruway)
•	In the Albany area I-87 becomes I-90. Take care to stay on the Thruway (Toll Road) - do not exit in the Albany area. If you are on I-87 Northway, get back to I-90 going West.
•	Take I-90 West to Exit 33 (Verona); through the tollbooth travel straight to the stoplight.
•	Turn left onto Route 365 and take the next left into the Resort.

From Buffalo, NY and points West:
•	Take I-90 (NYS Thruway) East to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.
•	Turn left onto Route 365 and take the next left into the Resort.

Black - fixed, non-variable template text Blue - client-provided information Red - merge fields from proxy data file[[[/field /id="companyJogo" /optional="true"]]] Control Number: [[[/field /id=,,SingleContro!Number"]]3 To: [[[/field /id="Registration"]]] Your PAR Technology Corporation Proxy Statement and Form 10K are now available online and you may also vote your shares for the 2016 Annual Shareholder Meeting. To view the proxy statement, form 10K and annual report, please visit www.investorvote.com/PAR To cast your vote, please visit www.investorvote.com/PAR and follow the on-screen instructions. You will be prompted to enter the proxy voting details provided above in this email to access this voting site. Note that votes submitted through this site must be received by 3:00 a.m. on May 18, 2016. Thank you for viewing the 2016 PAR Technology Corporation Annual Meeting materials and for submitting your very important vote. REMEMBER, YOUR VOTE IS IMPORTANT, PLEASE VOTE. Please note: Registered shareholders may unsubscribe to email notifications at any time by changing their elections at www.computershare.com/investoi . Questions? For additional assistance regarding your account please visit http://www.computershare.com/ContactUs.Our virtual agent, Penny, provides answers to many frequently asked questions.Please do not reply to this email. This mailbox is not monitored and you will not receive a response. CERTAINTY INGENUITY ADVANTAGE Tins email and any files transmitted with it are solely intended for the use of Tins email and any files transmitted with it are solely intended for the use of the addi essee(s) end may contain information that is confidential and privileged- If you receive this email in error, please advise us immediately' Please also disregard the contents of the email, delete it and destroy any copies immediately. Computeishaie Limited and its subsidiaries do not accept liability for the views expressed in the email or for the consequences of any computer viruses th.it mfty be trftrti mined with this entail. This email is «»lso subject to copyright. No pan of it should be reproduced, adopted or transmitted without the written consent of the copyiight owner.

IMPORTANT ANNUAL MEETING INFORMATIONC 1234567890ENDORSEMENT. LINE „_ SACKPACK_ 00004 MR A SAMPLE DESIGNATION (IF ANY) ADD l ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet Go to www.jnvestorvote.com/PAR Or scar the QR code with your smartphone Follow the steps outlined on the secure website Shareholder Meeting Notice (1234 5678 9012 345) Important Notice Regarding the Availability of Proxy Materials for the PAR Technology Corporation Shareholder Meeting to be Held on May 18,2016 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.investorvote.com/PAR Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.investorvote.com/PAR. Step 2: Click on the icon on the right to view current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 8,2016 to facilitate timely delivery. C O Y

Shareholder Meeting Notice The 2016 Annual Meeting of Shareholders for PAR Technology Corporation will be held at 10:00 AM, Local Time, on May 18,2016 at Turning Stone Resort, Tower Meeting Rooms (Saranac Room), 5218 Patrick Road, Verona, New York 13478 for the following purposes: Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.Your Board of Directors recommends a vote "FOR" Proposals 1 and 2:To elect seven (7) Directors of the Company for a term of office to expire at the 2017 Annual Meeting of Shareholders;To obtain a non-binding advisory vote regarding the compensation of the Company's Named Executive Officers.To transact such other business as may property come before the Meeting or any adjournments or postponements of the Meeting. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the Here's how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet - Go to www.investorvote.com/PAR. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone - Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email - Send email to investorvote@computershare.com with "Proxy Materials PAR Technology Corporation" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 8,2016. 02BZP

IMPORTANT ANNUAL MEETING INFORMATION Using a black Ink pen, mart your votes with an X as shown in this example Please do not write outside the designated areas. Annual Meeting Proxy Card PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals - MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. Nominees for a temn of office Is expire at the 2017 Annual Meeting of Shareholders: For Withhold For Withhold 01 - Ronald J. Casciano 02 - Paul D. Eurek 03 - Dr John W Sammon 04-Todd E.Tyler 05 - Cynthia A. Russo 06 Karen E. Sammon 07 - Dr. Donald H. Foley For Against Abstain For Against Abstain 2. To obtain a non-binding advisory Officers. For Against Abstain vote regarding the compensation of the Company's Named Executive Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below If signing as attorney, executor, admin strator. trustee or guardian, please give full title as such and if signing for a corporation please give your title. When shares are in Ihe name of more than one person, all should sign the proxy. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX 2737972

IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 18,2016. THE PROXY MATERIALS ARE AVAILABLE ON-LINE AT: www.partech.com/investors/proxy PLEASE FOLD ALONG THE PERFORATION, DETACH AMD RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. REVOCABLE PROXY - PAR TECHNOLOGY CORPORATION ANNUAL MEETING OF SHAREHOLDERS — MAY 18, 2016 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.The undersigned shareholder of PAR TECHNOLOGY CORPORATION hereby appoints KAREN E. SAMMON and JOHN W. SAMMON or any one of them, jointly or severally, as proxies with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2016 Annual Meeting of Shareholders to be held on Wednesday, May 18, 2016 at 10:00 AM, Local Time, at Turning Stone Resort, Tower Meeting Rooms (Saranac Room}, 5218 Patrick Road, Verona, New York 13478 and at any adjournment thereof, for the matters set forth and more particularly described in the accompanying Notice of Annual Meeting and Proxy Statement and upon such other matters which may properly come before the meeting. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IMPORTANT ANNUAL MEETING INFORMATION 0DD0D4 C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Electronic Voting Instructions Available 24 hours a day, 7 days a week! ENDORSEMENT .LINE !l|l|.,.!,|.l...,.|.,.i,.„,l| MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 SACKPACK Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on May 18,2016. Vote by Internet Go to www.investorvote.com/PAR Or scan Bie QR code with your smartphone 0  Follow the steps outlined on the secure website Using a black ink pen, mark your votes with an X as shown in this example Please do not write outside the designated areas Vote by telephone Call toll free 1-8CO-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message Annual Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET QR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals - MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.1 Nominees for a term of office to expire at the 2017 Annual Meeting of ShareholdersFor Withhold For Withhold For Withhold 01 - Ronald J Casdano 02 - Paul D. Eurek 03 Dr John W, Sammon 04 Todd E Tyler 05 Cynlhia A. Russo 06 - Karen E. Sammon 07 - Dr. Donald H. Foley For Against Abstain 2. To obla- a non-binding advisory vote regarding the compensation of the Company's Named Executive Officers Non-Voting Items Change of Address — Please print your new address below Comments — Please print your comments below Annual Report Mark here if you no longer wish to receive paper annual meeting materials and instead view them online.Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and if signing 'x a corporator, please give your title. When shares are in (he name of more than one person all should sign Ihe proxyDate (mnVdd/yyyy) — Please pnnl date belowSignature 1 — Please keep signature within the boxSignature 2 — Please keep signature wilhin the box

IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 18, 2016. THE PROXY MATERIALS ARE AVAILABLE ON-LINE AT: www.partech.com/investors/proxy T IF YOU HAVE NOT VOTED VIA THE INTERNET QR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. REVOCABLE PROXY — PAR TECHNOLOGY CORPORATION ANNUAL MEETING OF SHAREHOLDERS - MAY 18, 2016 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder of PAR TECHNOLOGY CORPORATION hereby appoints KAREN E. SAMMON and JOHN W. SAMMON or any one of them, jointly or severally, as proxies with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2016 Annual Meeting of Shareholders to be held on Wednesday, May 18, 2016 at 10:00 AM, Local Time, at Turning Stone Resort, Tower Meeting Rooms (Saranac Room), 5218 Patrick Road, Verona, New York 13478 and at any adjournment thereof, for the matters set forth and more particularly described in the accompanying Notice of Annual Meeting and Proxy Statement and upon such other matters which may property come before the meeting. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

BARCODE See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000284593_1 R1.0.1.25 PAR TECHNOLOGY CORPORATION Annual Meeting May 18, 2016 May 18, 2016 10:00 AM EDT March 24, 2016 Turning Stone Resort Tower Meeting Rooms (Saranac Room) 5218 Patrick Road Verona, New York 13478 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

How To Vote Please Choose One of the Following Voting Methods Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.   Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.  0000284593_2 R1.0.1.25 1. Notice & Proxy Statement 2. Form 10-K Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 04, 2016 to facilitate timely delivery.

BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # Voting items 0000284593_3 R1.0.1.25 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Ronald J. Casciano 02 Paul D. Eurek 03 Dr. John W. Sammon 04 Todd E. Tyler 05 Cynthia A. Russo 06 Karen E. Sammon 07 Dr. Donald H. Foley The Board of Directors recommends you vote FOR the following proposal(s): 2. To obtain a non-binding advisory vote regarding the compensation of the Company's Named Executive Officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-010 12 15 # OF # Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information 0000284593_4 R1.0.1.25